UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2023

Commission File Number 001-39223

SADOT GROUP INC.

(Exact name of small business issuer as specified in its charter)

Nevada	47-2555533
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1751 River Run, Suite 200, Fort Worth, Texas 76107

(Address of principal executive offices)

(832) 604-9568

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	SDOT	The Nasdaq Stock Market

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously reported, on May 16, 2023, Sadot Group Inc. (the “Company”) through its wholly owned subsidiary, Sadot LLC (“Sadot”) entered into various agreements providing that Sadot will ultimately acquire 70% of a special purpose vehicle which in turn holds 4,942 acres (2000 hectares) of producing agricultural land along with buildings and related assets located within the Mkushi Farm Block of Zambia’s Region II agricultural zone (the “Farm”) for a purchase price of approximately USD $8.5 million.

In connection with the above transaction, on May 16, 2023, the parties and Chibesakunda & Co., as escrow agent (the “Escrow Agent”) entered into an Escrow Agreement pursuant to which the Escrow Agent will hold all documentation required to allot Sadot 70% of Sadot Zambia, documentation required to transfer the Farm to Sadot Zambia and USD $3.5 million contributed by Sadot. On August 14, 2023, the Zambian Competition and Consumer Protection Commission provided final unconditional authorization of the transactions. On August 18, 2023, the transactions closed whereby the Escrow Agent released the required funds to ABSA Bank and released the required documentation with respect to the allocation of Sadot’s interest in Sadot Zambia and the transfer of the Farm.

Item 9.01 Financial Statements and Exhibits

(d) Index of Exhibits

Exhibit No.	Description
10.1	Purchase of Right and Variation Agreement between Sadot LLC and Zamproagro Limited, a Liberian corporation, dated May 16, 2023 (1)

10.2	Put and Call Option Agreement Over Land entered between Zamproagro Limited, a Liberian corporation and Cropit Farming Limited, a Zambian corporation, dated December 29, 2022 (1)

10.3	Joint Venture Shareholders Agreement between Sadot LLC and Cropit Farming Limited, a Zambian corporation, dated May 16, 2023 (1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

(1) Incorporate by reference to the Form 8-K Current Report filed with the Securities and Exchange Commission on May 22, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SADOT GROUP INC.

By:	/s/ Michael Roper
Name:	Michael Roper
Title:	Chief Executive Officer

Date: August 24, 2023